SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                  FORM 8-K / A
                                 AMENDMENT NO. 1




             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 28, 1996
                        (Date of Earliest Event Reported)



                           Commission File No. 0-13693




                       VININGS INVESTMENT PROPERTIES TRUST
                         A MASSACHUSETTS BUSINESS TRUST
                  I.R.S. EMPLOYER IDENTIFICATION NO. 13-6850434
                              3111 PACES MILL ROAD
                             ATLANTA, GEORGIA 30339
                            TELEPHONE: (770) 984-9500

Item 7.  Financial Statements and Exhibits
- ------------------------------------------

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

The financial statements required by Item 7(a) relating to the acquisition of The Thicket Apartments are attached hereto as Exhibit 99.1 and incorporated herein by this reference.

(b) PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information required by Item 7(b) relating to the acquisition of The Thicket Apartments is attached hereto as Exhibit
99.2 and incorporated herein by this reference.

(c) EXHIBITS

Exhibit
   No.      Description
- ----------- ----------------------------------------------------------------
   99.1     Statements of Excess  Revenues Over Specific  Operating Expenses for
            The Thicket  Apartments  for the Period from January 1, 1996 to June
            28, 1996 and the year ended December 31, 1995.

   99.2 Unaudited Pro Forma Consolidated Statements of Operations for the six and twelve month periods ended June 30, 1996 and December 31, 1995.

   10.1 Commercial Credit Agreement between Hardwick Bank and Trust Company and the Trustees of the Vinings Investment Properties Trust.

   10.2     Deed to Secure Debt and Security Agreement

   10.3     Promissory Note

   10.4     Agreement   for  Purchase  and  Sale,   dated  March  27,  1996
            (excluding exhibits) *


* Incorporated by reference to the Registrant's current report on Form 8-K filed with the Securities and Exchange Commission on July 2, 1996.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VININGS INVESTMENT PROPERTIES TRUST


Date:      September 10, 1996               By:    /s/ Stephanie A. Reed
                                                   ---------------------
                                                   Stephanie A. Reed
                                                   Vice President and Treasurer

                                INDEX TO EXHIBITS

Exhibit
   No.      Description
- ----------- ----------------------------------------------------------------
   99.1     Statements of Excess Revenues Over Specific  Operating  Expenses
            for The Thicket Apartments for the Period from January 1, 1996 to June 28, 1996 and the year ended December 31, 1995.

   99.2 Unaudited Pro Forma Consolidated Statements of Operations for the six and twelve month periods ended June 30, 1996 and December 31, 1995.

   10.1 Commercial Credit Agreement between Hardwick Bank and Trust Company and the Trustees of the Vinings Investment Properties Trust.

   10.2     Deed to Secure Debt and Security Agreement

   10.3     Promissory Note

   10.4     Agreement   for  Purchase  and  Sale,   dated  March  27,  1996
            (excluding exhibits) *


* Incorporated by reference to the Registrant's current report on Form 8-K filed with the Securities and Exchange Commission on July 2, 1996.